Exhibit 99.1
RING ENERGY RELEASES THIRD QUARTER 2025 RESULTS AND UPDATES GUIDANCE

The Woodlands, TX – November 6, 2025 – Ring Energy, Inc. (NYSE American: REI) (“Ring” or the “Company”) today reported operational and financial results for the third quarter of 2025 and updated guidance for the remainder of the year.

Third Quarter 2025 Highlights

•Sold 13,332 barrels of oil per day (“Bo/d”), near the mid-point of guidance and 20,789 barrels of oil equivalent per day (“Boe/d”) which was above the mid-point of guidance;
•Reported a net loss of $51.6 million, or $(0.25) per diluted share, which includes $72.9 million of non-cash ceiling test impairment charges, and Adjusted Net Income1 of $13.1 million, or $0.06 per diluted share;
•Recorded Adjusted EBITDA1 of $47.7 million;
•Incurred Lease Operating Expense (“LOE”) of $10.73 per Boe, 2% below the low end of recently lowered guidance due to ongoing efforts to reduce costs;
•Invested $24.6 million in capital expenditures which was below the mid-point of guidance;
•Generated Adjusted Free Cash Flow (“AFCF”)1 of $13.9 million, and remained cash flow positive for the 24th consecutive quarter; and
•Paid down $20 million of debt, exceeding earlier guidance by $2 million and increased liquidity to $157.3 million as of September 30, 2025.

Management Commentary

Mr. Paul D. McKinney, Chairman of the Board and Chief Executive Officer, commented, “Ring Energy again maintained strong cash generation and superior capital and operational discipline despite the significant headwinds of volatile commodity prices. During the third quarter of 2025, we met our production guidance and generated $13.9 million of Adjusted Free Cash Flow through the combination of slightly higher realized oil prices, capital savings from our drilling and completion program, and operational savings from below-guidance LOE costs. We applied these savings to debt reduction, paying down $20 million of debt and exceeding our debt reduction guidance by $2 million. We exited the quarter with $157.3 million in liquidity and were cash flow positive for the 24th consecutive quarter. We are pleased to reaffirm that our plan of reducing capital spending year-over-year (“YOY”) by 36% while maintaining a YOY production growth rate of 2% or more is firmly on track.

Mr. McKinney concluded, “As we look forward to the fourth quarter and beyond, our focus remains centered on maximizing free cash flow generation through continued capital discipline and improvements in capital efficiency, reducing operating costs and G&A, and applying these benefits to further debt reduction. If we incur the windfalls of higher oil prices, we will continue this focus until we achieve a leverage ratio that clearly places our balance sheet in a competitive position with our peers and better positions the Company to achieve the size and scale necessary to sustainably implement a capital return framework to our stockholders.”

1 A non-GAAP financial measure; see the “Non-GAAP Financial Information” section in this release for more information including reconciliations to the most comparable GAAP measures.

Summary Results and Additional Key Items

	Q3 2025	Q2 2025	Q3 2025 to Q2 2025 % Change	Q3 2024	Q3 2025 to Q3 2024 % Change	YTD 2025	YTD 2024	YTD % Change
Average Daily Sales Volumes (Boe/d)	20,789	21,295	(2)%	20,108	3%	20,167	19,644	3%
Crude Oil (Bo/d)	13,332	14,511	(8)%	13,204	1%	13,310	13,406	(1)%
Net Sales (MBoe)	1,912.6	1,937.9	(1)%	1,849.9	3%	5,505.7	5,382.6	2%
Realized Price - All Products ($/Boe)	$41.10	$42.63	(4)%	$48.24	(15)%	$43.64	$52.56	(17)%
Realized Price - Crude Oil ($/Bo)	$64.32	$62.69	3%	$74.43	(14)%	$65.54	$76.77	(15)%
Revenues ($MM)	$78.6	$82.6	(5)%	$89.2	(12)%	$240.3	$282.9	(15)%
Net Income (Loss) ($MM)	$(51.6)	$20.6	(350)%	$33.9	(252)%	$(21.9)	$61.8	(135)%
Adjusted Net Income[1] ($MM)	$13.1	$11.0	19%	$13.4	(2)%	$34.8	$57.2	(39)%
Adjusted EBITDA[1] ($MM)	$47.7	$51.5	(7)%	$54.0	(12)%	$145.6	$182.4	(20)%
Capital Expenditures ($MM)	$24.6	$16.8	46%	$42.7	(42)%	$73.9	$114.3	(35)%
Adjusted Free Cash Flow[1] ($MM)	$13.9	$24.8	(44)%	$1.9	632%	$44.5	$38.9	14%

Adjusted Net Income, Adjusted EBITDA, and Adjusted Free Cash Flow are non-GAAP financial measures, which are described in more detail and reconciled to the most comparable GAAP measures, in the tables shown later in this release under “Non-GAAP Financial Information.” In addition, see section titled “Condensed Operating Data” for additional details concerning costs and expenses discussed below.

Select Expenses and Other Items

	Q3 2025	Q2 2025	Q3 2025 to Q2 2025 % Change	Q3 2024	Q3 2025 to Q3 2024 % Change	YTD 2025	YTD 2024	YTD % Change
Lease operating expenses (“LOE”) ($MM)	$20.5	$20.2	1%	$20.3	1%	$60.4	$58.0	4%
Lease operating expenses ($/BOE)	$10.73	$10.45	3%	$10.98	(2)%	$10.98	$10.77	2%
Depreciation, depletion and amortization ($MM)	$25.2	$25.6	(2)%	$25.7	(2)%	$73.4	$74.2	(1)%
Depreciation, depletion and amortization ($/BOE)	$13.19	$13.19	—%	$13.87	(5)%	$13.33	$13.78	(3)%
General and administrative expenses (“G&A”) ($MM)	$8.1	$7.1	14%	$6.4	27%	$23.9	$21.6	11%
General and administrative expenses ($/BOE)	$4.26	$3.68	16%	$3.47	23%	$4.34	$4.01	8%
G&A excluding share-based compensation ($MM)	$6.5	$5.8	12%	$6.4	2%	$19.2	$17.8	8%
G&A excluding share-based compensation ($/BOE)	$3.41	$2.99	14%	$3.45	(1)%	$3.49	$3.30	6%
G&A excluding share-based compensation & transaction costs ($MM)	$6.5	$5.8	12%	$6.4	2%	$19.2	$17.8	8%
G&A excluding share-based compensation & transaction costs ($/BOE)	$3.41	$2.99	14%	$3.45	(1)%	$3.49	$3.30	6%
Interest expense ($MM)	$10.1	$11.8	(14)%	$10.8	(6)%	$31.3	$33.2	(6)%
Interest expense ($/BOE)	$5.26	$6.07	(13)%	$5.81	(9)%	$5.69	$6.17	(8)%
Gain (loss) on derivative contracts ($MM) (1)	$0.4	$14.6	(97)%	$24.7	(98)%	$14.2	$3.9	264%
Realized gain (loss) on derivative contracts ($MM)	$2.5	$0.6	317%	$(1.9)	232%	$2.7	$(5.9)	146%
Unrealized gain (loss) on derivative contracts ($MM)	$(2.1)	$14.0	(115)%	$26.6	(108)%	$11.5	$9.8	17%

(1) A summary listing of the Company’s outstanding derivative positions at September 30, 2025 is included in the tables shown later in this release. For the remainder (October through December) of 2025, the Company has approximately 0.6 million barrels of oil (approximately 53% of oil sales guidance midpoint) hedged at an average downside protection price of $62.08 and approximately 0.6 billion cubic feet of natural gas (approximately 33% of natural gas sales guidance midpoint) hedged at an average downside protection price of $3.27.

Balance Sheet and Liquidity

Total liquidity (defined as cash and cash equivalents plus borrowing base availability under the Company’s credit facility) at September 30, 2025 was approximately $157.3 million, consisting of $157.0 million of availability under Ring’s revolving credit facility, which included a reduction of $35 thousand for letters of credit, and $0.3 million in cash and cash equivalents. On September 30, 2025, the Company had $428 million in borrowings outstanding on its credit facility that has a current borrowing base of $585 million. This reflects a reduction of $20 million from the balance of $448 million at June 30, 2025. The Company is targeting continued debt reduction, dependent on market conditions, the timing and level of capital spending, and other considerations.

Ceiling Test Impairment

The Company accounts for its assets under the full cost method of accounting, which requires calculation of the limitation on capitalized costs (the full cost ceiling) each quarter. Due to a decrease in the twelve month average commodity pricing over the past few months, the Company recorded a non-cash impairment charge of $72.9 million in the third quarter of 2025. This non-cash charge had no net impact on cash flows.

Drilling and Completion Activity

In 3Q 2025 in the Central Basin Platform, the Company drilled, completed, and placed on production five wells. This included three 1-mile horizontal wells in Andrews County, one 1-mile horizontal well in Crane County, and one vertical well in Crane County. All wells had a working interest of 100%.

The table below sets forth Ring’s drilling and completion activities in the first three quarters of 2025:

Quarter	Area	Wells Drilled	Wells Completed

1Q 2025	Northwest Shelf (Horizontal)	4	4
	Central Basin Platform (Vertical)	3	3
	Total	7	7

2Q 2025	Central Basin Platform (Horizontal)	1	1
	Central Basin Platform (Vertical)	1	1
	Total	2	2

3Q 2025	Central Basin Platform (Horizontal)	4	4
	Central Basin Platform (Vertical)	1	1
	Total	5	5

Fourth Quarter and Full Year 2025 Sales Volumes, Capital Investment and Operating Expense Guidance

The guidance in the table below represents the Company's current good faith estimate of the range of likely future results. Guidance could be affected by the factors discussed below in the "Safe Harbor Statement" section.

	Q4	FY
	2025	2025
Sales Volumes:
Total Oil (Bo/d)	12,700 - 13,600	13,100 - 13,500
Midpoint (Bo/d)	13,150	13,300
Total (Boe/d)	19,100 - 20,700	19,800 - 20,400
Midpoint (Boe/d)	19,900	20,100
Oil (%)	66%	66%
NGLs (%)	18%	18%
Gas (%)	16%	16%

Capital Program:
Capital spending(1)(2)(3) (millions)	$18 - $28	$92 - $102
Midpoint (millions)	$23	$97

Operating Expenses:
LOE (per Boe)	$10.75 - $11.75	$10.95 - $11.25
Midpoint (per Boe)	$11.25	$11.10
(1) In addition to Company-directed drilling and completion activities, the capital spending outlook includes funds for targeted well recompletions, capital workovers, infrastructure upgrades, and well reactivations. Also included is anticipated spending for leasing acreage; and non-operated drilling, completion, capital workovers, and facility improvements.

(2) Based on the $97 million midpoint of spending guidance for the full year of 2025, the Company continues to expect the following estimated allocation of capital, including:
•60% for drilling, completion, and related infrastructure;
•33% for recompletions and capital workovers;
•5% for land, non-operated capital, and other; and

•2% for facility improvements (environmental and emission reducing upgrades).

(3) Capital expenditures for the full year 2025 are now at a midpoint of $97 million (low of $92 million and high of $102 million).

Conference Call Information

Ring will hold a conference call on Friday, November 7, 2025 at 11:00 a.m. ET (10 a.m. CT) to discuss its 3Q 2025 operational and financial results. An updated investor presentation will be posted to the Company’s website prior to the conference call.

To participate in the conference call, interested parties should dial 833-953-2433 at least five minutes before the call is to begin. Please reference the “Ring Energy 3Q 2025 Earnings Conference Call”. International callers may participate by dialing 412-317-5762. The call will also be webcast and available on Ring’s website at www.ringenergy.com under “Investors” on the “News & Events” page. An audio replay will also be available on the Company’s website following the call.

About Ring Energy, Inc.

Ring Energy, Inc. is an oil and gas exploration, development, and production company with current operations focused on the development of its Permian Basin assets. For additional information, please visit www.ringenergy.com.

Safe Harbor Statement

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements involve a wide variety of risks and uncertainties, and include, without limitation, statements with respect to the Company’s strategy and prospects. The forward-looking statements include statements about the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the Company, and plans and objectives of management for future operations. Forward-looking statements also include assumptions and projections for fourth quarter and full year 2025 guidance for sales volumes, oil mix as a percentage of total sales, capital expenditures, operating expenses and the projected impacts thereon. Forward-looking statements are based on current expectations and assumptions and analyses made by Ring and its management in light of their experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities particularly in the winter; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base and interest rates under the Company’s credit facility; Ring’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; the impacts of hedging on results of operations; changes in U.S. energy, environmental, monetary, tax and trade policies, including with respect to tariffs or other trade barriers, and any resulting trade tensions; cost and availability of transportation and storage capacity as a result of oversupply, government regulation or other factors; and Ring’s ability to replace oil and natural gas reserves. Such statements are subject to certain risks and uncertainties which are disclosed in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including its Form 10-K for the fiscal year ended December 31, 2024, and its other SEC filings. Ring undertakes no obligation to revise or update publicly any forward-looking statements, except as required by law.

Contact Information

Al Petrie Advisors
Al Petrie, Senior Partner

Phone: 281-975-2146 Email: apetrie@ringenergy.com

RING ENERGY, INC.
Condensed Statements of Operations
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2025	2025	2024	2025	2024

Oil, Natural Gas, and Natural Gas Liquids Revenues	$78,601,336	$82,602,759	$89,244,383	$240,295,302	$282,886,868

Costs and Operating Expenses
Lease operating expenses	20,518,472	20,245,981	20,315,282	60,442,005	57,984,733
Gathering, transportation and processing costs	126,569	133,809	102,420	463,990	376,103
Ad valorem taxes	2,446,565	1,648,647	2,164,562	5,627,320	5,647,469
Oil and natural gas production taxes	3,670,987	3,832,607	4,203,851	11,088,049	12,259,418
Depreciation, depletion and amortization	25,225,345	25,569,914	25,662,123	73,411,242	74,153,994
Ceiling test impairment	72,912,330	—	—	72,912,330	—
Asset retirement obligation accretion	390,563	382,251	354,195	1,099,363	1,057,213
Operating lease expense	175,091	175,090	175,091	525,272	525,272
General and administrative expense	8,139,771	7,138,519	6,421,567	23,898,266	21,604,323

Total Costs and Operating Expenses	133,605,693	59,126,818	59,399,091	249,467,837	173,608,525

Income (Loss) fom Operations	(55,004,357)	23,475,941	29,845,292	(9,172,535)	109,278,343

Other Income (Expense)
Interest income	74,253	69,658	143,704	233,969	367,181
Interest (expense)	(10,052,320)	(11,757,404)	(10,754,243)	(31,308,510)	(33,199,314)
Gain (loss) on derivative contracts	444,305	14,648,054	24,731,625	14,163,569	3,888,531
Gain (loss) on disposal of assets	105,642	155,293	—	385,545	89,693
Other income	—	150,770	—	159,712	25,686
Net Other Income (Expense)	(9,428,120)	3,266,371	14,121,086	(16,365,715)	(28,828,223)

Income (Loss) Before Benefit from (Provision for) Income Taxes	(64,432,477)	26,742,312	43,966,378	(25,538,250)	80,450,120

Benefit from (Provision for) Income Taxes	12,800,947	(6,107,425)	(10,087,954)	3,652,345	(18,637,325)

Net Income (Loss)	$(51,631,530)	$20,634,887	$33,878,424	$(21,885,905)	$61,812,795

Basic Earnings (Loss) per Share	$(0.25)	$0.10	$0.17	$(0.11)	$0.31
Diluted Earnings (Loss) per Share	$(0.25)	$0.10	$0.17	$(0.11)	$0.31

Basic Weighted-Average Shares Outstanding	206,688,003	206,522,356	198,177,046	204,223,621	197,850,538
Diluted Weighted-Average Shares Outstanding	206,688,003	206,982,327	200,723,863	204,223,621	200,139,478

RING ENERGY, INC.
Condensed Operating Data
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2025	2025	2024	2025	2024

Net sales volumes:
Oil (Bbls)	1,226,537	1,320,508	1,214,788	3,633,739	3,673,356
Natural gas (Mcf)	1,853,599	1,703,808	1,705,027	5,172,603	4,739,881
Natural gas liquids (Bbls)	377,141	333,374	350,975	1,009,881	919,225
Total oil, natural gas and natural gas liquids (Boe)(1)	1,912,611	1,937,850	1,849,934	5,505,721	5,382,561

% Oil	64%	68%	66%	66%	68%
% Natural Gas	16%	15%	15%	16%	15%
% Natural Gas Liquids	20%	17%	19%	18%	17%

Average daily sales volumes:
Oil (Bbls/d)	13,332	14,511	13,204	13,310	13,406
Natural gas (Mcf/d)	20,148	18,723	18,533	18,947	17,299
Natural gas liquids (Bbls/d)	4,099	3,663	3,815	3,699	3,355
Average daily equivalent sales (Boe/d)	20,789	21,295	20,108	20,167	19,644

Average realized sales prices:
Oil ($/Bbl)	$64.32	$62.69	$74.43	$65.54	$76.77
Natural gas ($/Mcf)	(1.22)	(1.31)	(2.26)	(0.93)	(1.61)
Natural gas liquids ($/Bbls)	5.22	6.19	7.66	6.85	9.29
Barrel of oil equivalent ($/Boe)	$41.10	$42.63	$48.24	$43.64	$52.56

Average costs and expenses per Boe ($/Boe):
Lease operating expenses	$10.73	$10.45	$10.98	$10.98	$10.77
Gathering, transportation and processing costs	0.07	0.07	0.06	0.08	0.07
Ad valorem taxes	1.28	0.85	1.17	1.02	1.05
Oil and natural gas production taxes	1.92	1.98	2.27	2.01	2.28
Depreciation, depletion and amortization	13.19	13.19	13.87	13.33	13.78
Asset retirement obligation accretion	0.20	0.20	0.19	0.20	0.20
Operating lease expense	0.09	0.09	0.09	0.10	0.10
G&A (including share-based compensation)	4.26	3.68	3.47	4.34	4.01
G&A (excluding share-based compensation)	3.41	2.99	3.45	3.49	3.30
G&A (excluding share-based compensation and transaction costs)	3.41	2.99	3.45	3.49	3.30

(1) Boe is determined using the ratio of six Mcf of natural gas to one Bbl of oil (totals may not compute due to rounding.) The conversion ratio does not assume price equivalency and the price on an equivalent basis for oil, natural gas, and natural gas liquids may differ significantly.

RING ENERGY, INC.
Condensed Balance Sheets
(Unaudited)

	As of
	September 30, 2025	December 31, 2024
ASSETS
Current Assets
Cash and cash equivalents	$286,907	$1,866,395
Accounts receivable	34,504,883	36,172,316
Joint interest billing receivables, net	917,575	1,083,164
Derivative assets	12,854,010	5,497,057
Inventory	4,985,360	4,047,819
Prepaid expenses and other assets	2,277,737	1,781,341
Total Current Assets	55,826,472	50,448,092
Properties and Equipment
Oil and natural gas properties, full cost method	1,902,517,373	1,809,309,848
Financing lease asset subject to depreciation	3,685,956	4,634,556
Fixed assets subject to depreciation	3,500,386	3,389,907
Total Properties and Equipment	1,909,703,715	1,817,334,311
Accumulated depreciation, depletion and amortization	(546,561,770)	(475,212,325)
Net Properties and Equipment	1,363,141,945	1,342,121,986
Operating lease asset	1,443,170	1,906,264
Derivative assets	4,232,434	5,473,375
Deferred financing costs	10,028,572	8,149,757
Total Assets	$1,434,672,593	$1,408,099,474

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$86,459,022	$95,729,261
Income tax liability	305,124	328,985
Financing lease liability	728,762	906,119
Operating lease liability	633,264	648,204
Derivative liabilities	2,277,994	6,410,547
Notes payable	1,001,829	496,397
Deferred cash payment	9,800,376	—
Asset retirement obligations	418,526	517,674
Total Current Liabilities	101,624,897	105,037,187

Non-current Liabilities
Deferred income taxes	24,615,831	28,591,802
Revolving line of credit	428,000,000	385,000,000
Financing lease liability, less current portion	547,064	647,078
Operating lease liability, less current portion	940,853	1,405,837
Derivative liabilities	1,708,221	2,912,745
Asset retirement obligations	29,578,865	25,864,843
Total Liabilities	587,015,731	549,459,492
Commitments and contingencies
Stockholders' Equity
Preferred stock - $0.001 par value; 50,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock - $0.001 par value; 450,000,000 shares authorized; 207,223,177 shares and 198,561,378 shares issued and outstanding, respectively	207,223	198,561
Additional paid-in capital	811,313,842	800,419,719
Retained earnings (Accumulated deficit)	36,135,797	58,021,702
Total Stockholders’ Equity	847,656,862	858,639,982
Total Liabilities and Stockholders' Equity	$1,434,672,593	$1,408,099,474

RING ENERGY, INC.
Condensed Statements of Cash Flows
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2025	2025	2024	2025	2024
Cash Flows From Operating Activities
Net income (loss)	$(51,631,530)	$20,634,887	$33,878,424	$(21,885,905)	$61,812,795
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, depletion and amortization	25,225,345	25,569,914	25,662,123	73,411,242	74,153,994
Ceiling test impairment	72,912,330	—	—	72,912,330	—
Asset retirement obligation accretion	390,563	382,251	354,195	1,099,363	1,057,213
Amortization of deferred financing costs	693,625	1,836,174	1,226,881	3,768,292	3,670,096
Share-based compensation	1,618,600	1,351,839	32,087	4,661,397	3,833,697
Credit loss expense	907	205	8,817	19,029	187,594
(Gain) loss on disposal of assets	(105,642)	(155,293)	—	(385,545)	(89,693)
Deferred income tax expense (benefit)	(12,964,252)	5,950,639	10,005,502	(4,208,267)	18,212,075
Excess tax expense (benefit) related to share-based compensation	123,533	9,326	7,553	232,296	95,333
(Gain) loss on derivative contracts	(444,305)	(14,648,054)	(24,731,625)	(14,163,569)	(3,888,531)
Cash received (paid) for derivative settlements, net	2,586,230	677,843	(1,882,765)	2,710,479	(5,938,777)
Changes in operating assets and liabilities:
Accounts receivable	4,672,943	(1,809,302)	5,529,542	2,299,483	3,245,030
Inventory	399,193	(2,083,798)	1,148,418	(937,541)	1,508,955
Prepaid expenses and other assets	439,087	(1,560,295)	545,529	(496,396)	(202,046)
Accounts payable	841,492	(2,495,394)	(225,196)	(12,039,039)	(9,538,827)
Settlement of asset retirement obligation	(265,794)	(363,691)	(222,553)	(837,065)	(974,877)
Net Cash Provided by Operating Activities	44,492,325	33,297,251	51,336,932	106,160,584	147,144,031

Cash Flows From Investing Activities
Payments for the Lime Rock Acquisition	(1,709,776)	—	—	(72,569,545)	—
Payments to purchase oil and natural gas properties	(715,126)	(150,183)	(164,481)	(1,512,415)	(787,343)
Payments to develop oil and natural gas properties	(20,995,094)	(18,173,374)	(42,099,874)	(70,251,975)	(117,559,401)
Payments to acquire or improve fixed assets subject to depreciation	(5,708)	(135,386)	(33,938)	(175,369)	(185,524)
Proceeds from sale of fixed assets subject to depreciation	—	—	—	17,360	10,605
Proceeds from divestiture of equipment for oil and natural gas properties	100	—	—	100	—
Proceeds from sale of New Mexico properties	—	—	—	—	(144,398)
Proceeds from sale of CBP vertical wells	—	—	5,500,000	—	5,500,000
Insurance proceeds received for damage to oil and natural gas properties	160,533	99,913	—	260,446	—
Net Cash Used in Investing Activities	(23,265,071)	(18,359,030)	(36,798,293)	(144,231,398)	(113,166,061)

Cash Flows From Financing Activities
Proceeds from revolving line of credit	31,000,000	56,322,997	27,000,000	201,322,997	108,000,000
Payments on revolving line of credit	(51,000,000)	(68,322,997)	(42,000,000)	(158,322,997)	(141,000,000)
Payments for taxes withheld on vested restricted shares, net	(8,000)	(57,015)	(17,273)	(961,446)	(919,249)
Proceeds from notes payable	—	1,648,539	—	1,648,539	1,501,507
Payments on notes payable	(486,590)	(160,120)	(442,976)	(1,143,107)	(1,122,422)
Payment of deferred financing costs	(332,376)	(5,381,602)	—	(5,713,978)	(45,704)
Reduction of financing lease liabilities	(113,381)	(88,874)	(257,202)	(338,682)	(688,486)
Net Cash Provided by (Used in) Financing Activities	(20,940,347)	(16,039,072)	(15,717,451)	36,491,326	(34,274,354)

Net Increase (Decrease) in Cash	286,907	(1,100,851)	(1,178,812)	(1,579,488)	(296,384)
Cash at Beginning of Period	—	1,100,851	1,178,812	1,866,395	296,384
Cash at End of Period	$286,907	$—	$—	$286,907	$—

RING ENERGY, INC.
Financial Commodity Derivative Positions
As of September 30, 2025

The following tables reflect the details of current derivative contracts as of September 30, 2025 (quantities are in barrels (Bbl) for the oil derivative contracts and in million British thermal units (MMBtu) for the natural gas derivative contracts):

	Oil Hedges (WTI)
	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	Q1 2027	Q2 2027	Q3 2027

Swaps:
Hedged volume (Bbl)	241,755	608,350	577,101	171,400	529,000	509,500	492,000	432,000
Weighted average swap price	$65.56	$67.95	$66.50	$62.26	$65.34	$62.82	$60.45	$61.80

Two-way collars:
Hedged volume (Bbl)	404,800	—	—	379,685	—	—	—	—
Weighted average put price	$60.00	$—	$—	$60.00	$—	$—	$—	$—
Weighted average call price	$75.68	$—	$—	$72.50	$—	$—	$—	$—

	Gas Hedges (Henry Hub)
	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	Q1 2027	Q2 2027	Q3 2027

NYMEX Swaps:
Hedged volume (MMBtu)	84,300	140,600	662,300	121,400	613,300	—	—	612,000
Weighted average swap price	$4.25	$4.20	$3.54	$4.22	$3.83	$—	$—	$3.74

Two-way collars:
Hedged volume (MMBtu)	495,500	694,500	139,000	648,728	128,000	717,000	694,000	—
Weighted average put price	$3.10	$3.50	$3.50	$3.10	$3.50	$3.99	$3.00	$—
Weighted average call price	$4.40	$5.11	$5.42	$4.24	$5.42	$5.21	$4.32	$—

	Oil Hedges (basis differential)
	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	Q1 2027	Q2 2027	Q3 2027

Argus basis swaps:
Hedged volume (Bbl)	183,000	—	—	—	—	—	—	—
Weighted average spread price (1)	$1.00	$—	$—	$—	$—	$—	$—	$—

	Gas Hedges (basis differential)
	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	Q1 2027	Q2 2027	Q3 2027

El Paso Permian Basin basis swaps:
Hedged volume (MMBtu)	363,200	—	—	—	—	700,000	—	—
Weighted average spread price (2)	$1.69	$—	$—	$—	$—	$0.74	$—	$—
(1) The oil basis swap hedges are calculated as the fixed price (weighted average spread price above) less the difference between WTI Midland and WTI Cushing, in the issue of Argus Americas Crude.
(2) The gas basis swap hedges are calculated as the Henry Hub natural gas price less the fixed amount specified as the weighted average spread price above.

RING ENERGY, INC.
Non-GAAP Financial Information

Certain financial information included in this release are not measures of financial performance recognized by accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures are “Adjusted Net Income,” “Adjusted EBITDA,” “Adjusted Free Cash Flow” or “AFCF,” “Adjusted Cash Flow from Operations” or “ACFFO,” “G&A Excluding Share-Based Compensation,” “G&A Excluding Share-Based Compensation and Transaction Costs,” “Leverage Ratio,” “All-In Cash Operating Costs,” and “Cash Operating Margin.” Management uses these non-GAAP financial measures in its analysis of performance. These disclosures may not be viewed as a substitute for results determined in accordance with GAAP and are not necessarily comparable to non-GAAP performance measures which may be reported by other companies.

Reconciliation of Net income (loss) to Adjusted Net Income

“Adjusted Net Income” is calculated as net income (loss) minus the estimated after-tax impact of share-based compensation, ceiling test impairment, unrealized gains and losses on changes in the fair value of derivatives, and transaction costs for executed acquisitions and divestitures (“A&D”). Adjusted Net Income is presented because the timing and amount of these items cannot be reasonably estimated and affect the comparability of operating results from period to period, and current period to prior periods. The Company believes that the presentation of Adjusted Net Income provides useful information to investors as it is one of the metrics management uses to assess the Company’s ongoing operating and financial performance, and also is a useful metric for investors to compare Ring’s results with its peers.

	(Unaudited for All Periods)
	Three Months Ended						Nine Months Ended
	September 30,		June 30,		September 30,		September 30,		September 30,
	2025		2025		2024		2025		2024
	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted
Net income (loss)	$(51,631,530)	$(0.25)	$20,634,887	$0.10	$33,878,424	$0.17	$(21,885,905)	$(0.11)	$61,812,795	$0.31

Share-based compensation	1,618,600	0.01	1,351,839	0.01	32,087	—	4,661,397	0.02	3,833,697	0.02
Ceiling test impairment	72,912,330	0.35	—	—	—	—	72,912,330	0.37	—	—
Unrealized loss (gain) on change in fair value of derivatives	2,141,925	0.01	(13,970,211)	(0.07)	(26,614,390)	(0.13)	(11,453,090)	(0.06)	(9,827,308)	(0.05)
Transaction costs - executed A&D	10	—	1,000	—	—	—	2,786	—	3,539	—
Tax impact on adjusted items	(11,920,971)	(0.06)	2,964,996	0.01	6,132,537	0.03	(9,456,621)	(0.05)	1,380,335	0.01

Adjusted Net Income	$13,120,364	$0.06	$10,982,511	$0.05	$13,428,658	$0.07	$34,780,897	$0.17	$57,203,058	$0.29

Diluted Weighted-Average Shares Outstanding	206,688,003		206,982,327		200,723,863		204,223,621		200,139,478

Adjusted Net Income per Diluted Share	$0.06		$0.05		$0.07		$0.17		$0.29

Reconciliation of Net income (loss) to Adjusted EBITDA

The Company defines “Adjusted EBITDA” as net income (loss) plus net interest expense (including interest income and expense), unrealized loss (gain) on change in fair value of derivatives, ceiling test impairment, income tax (benefit) expense, depreciation, depletion and amortization, asset retirement obligation accretion, transaction costs for executed acquisitions and divestitures (A&D), share-based compensation, loss (gain) on disposal of assets, and backing out the effect of other income. Company management believes Adjusted EBITDA is relevant and useful because it helps investors understand Ring’s operating performance and makes it easier to compare its results with those of other companies that have different financing, capital and tax structures. Adjusted EBITDA should not be considered in isolation from or as a substitute for net income, as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. Adjusted EBITDA, as Ring calculates it, may not be comparable to Adjusted EBITDA measures reported by other companies. In addition, Adjusted EBITDA does not represent funds available for discretionary use.

	(Unaudited for All Periods)
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2025	2025	2024	2025	2024
Net income (loss)	$(51,631,530)	$20,634,887	$33,878,424	$(21,885,905)	$61,812,795

Interest expense, net	9,978,067	11,687,746	10,610,539	31,074,541	32,832,133
Unrealized loss (gain) on change in fair value of derivatives	2,141,925	(13,970,211)	(26,614,390)	(11,453,090)	(9,827,308)
Ceiling test impairment	72,912,330	—	—	72,912,330	—
Income tax (benefit) expense	(12,800,947)	6,107,425	10,087,954	(3,652,345)	18,637,325
Depreciation, depletion and amortization	25,225,345	25,569,914	25,662,123	73,411,242	74,153,994
Asset retirement obligation accretion	390,563	382,251	354,195	1,099,363	1,057,213
Transaction costs - executed A&D	10	1,000	—	2,786	3,539
Share-based compensation	1,618,600	1,351,839	32,087	4,661,397	3,833,697
Loss (gain) on disposal of assets	(105,642)	(155,293)	—	(385,545)	(89,693)
Other income	—	(150,770)	—	(159,712)	(25,686)

Adjusted EBITDA	$47,728,721	$51,458,788	$54,010,932	$145,625,062	$182,388,009

Adjusted EBITDA Margin	61%	62%	61%	61%	64%

Reconciliations of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow and Adjusted EBITDA to Adjusted Free Cash Flow

The Company defines “Adjusted Free Cash Flow” or “AFCF” as Net Cash Provided by Operating Activities (as reflected on Ring’s Condensed Statements of Cash Flows) less changes in operating assets and liabilities, and plus transaction costs for executed acquisitions and divestitures (A&D), current income tax expense (benefit), proceeds from divestitures of equipment for oil and natural gas properties, loss (gain) on disposal of assets, and less capital expenditures, credit loss expense, and other income. For this purpose, the Company’s definition of capital expenditures includes costs incurred related to oil and natural gas properties (such as drilling and infrastructure costs and lease maintenance costs) but excludes acquisition costs of oil and gas properties from third parties that are not included in Ring’s capital expenditures guidance provided to investors. Management believes that Adjusted Free Cash Flow is an important financial performance measure for use in evaluating the performance and efficiency of the Company’s current operating activities after the impact of capital expenditures and net interest expense (including interest income and expense, excluding amortization of deferred financing costs) and without being impacted by items such as changes associated with working capital, which can vary substantially from one period to another. Other companies may use different definitions of Adjusted Free Cash Flow.

	(Unaudited for All Periods)
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2025	2025	2024	2025	2024

Net Cash Provided by Operating Activities	$44,492,325	$33,297,251	$51,336,932	$106,160,584	$147,144,031
Adjustments - Condensed Statements of Cash Flows
Changes in operating assets and liabilities	(6,086,921)	8,312,480	(6,775,740)	12,010,558	5,961,765
Transaction costs - executed A&D	10	1,000	—	2,786	3,539
Income tax expense (benefit) - current	39,772	147,460	74,899	323,626	329,917
Capital expenditures	(24,589,282)	(16,827,513)	(42,691,163)	(73,868,326)	(114,313,003)
Proceeds from divestiture of equipment for oil and natural gas properties	100	—	—	100	—
Credit loss expense	(907)	(205)	(8,817)	(19,029)	(187,594)
Other income	—	(150,770)	—	(159,712)	(25,686)

Adjusted Free Cash Flow	$13,855,097	$24,779,703	$1,936,111	$44,450,587	$38,912,969

	(Unaudited for All Periods)
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2025	2025	2024	2025	2024

Adjusted EBITDA	$47,728,721	$51,458,788	$54,010,932	$145,625,062	$182,388,009

Net interest expense (excluding amortization of deferred financing costs)	(9,284,442)	(9,851,572)	(9,383,658)	(27,306,249)	(29,162,037)
Capital expenditures	(24,589,282)	(16,827,513)	(42,691,163)	(73,868,326)	(114,313,003)
Proceeds from divestiture of equipment for oil and natural gas properties	100	—	—	100	—

Adjusted Free Cash Flow	$13,855,097	$24,779,703	$1,936,111	$44,450,587	$38,912,969

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Cash Flow from Operations

The Company defines “Adjusted Cash Flow from Operations” or “ACFFO” as Net Cash Provided by Operating Activities, as reflected in Ring’s Condensed Statements of Cash Flows, less the changes in operating assets and liabilities, which includes accounts receivable, inventory, prepaid expenses and other assets, accounts payable, and settlement of asset retirement obligations, which are subject to variation due to the nature of the Company’s operations. Accordingly, the Company believes this financial performance measure is useful to investors because it is used often in its industry and allows investors to compare this metric to other companies in its peer group as well as the E&P sector.

	(Unaudited for All Periods)
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2025	2025	2024	2025	2024

Net Cash Provided by Operating Activities	$44,492,325	$33,297,251	$51,336,932	$106,160,584	$147,144,031

Changes in operating assets and liabilities	(6,086,921)	8,312,480	(6,775,740)	12,010,558	5,961,765

Adjusted Cash Flow from Operations	$38,405,404	$41,609,731	$44,561,192	$118,171,142	$153,105,796

Reconciliation of General and Administrative Expense (G&A) to G&A Excluding Share-Based Compensation and Transaction Costs

The following table presents a reconciliation of General and Administrative Expense (“G&A”), a GAAP measure, to G&A excluding share-based compensation, and G&A excluding share-based compensation and transaction costs for executed acquisitions and divestitures (A&D).

	(Unaudited for All Periods)
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2025	2025	2024	2025	2024

General and administrative expense (G&A)	$8,139,771	$7,138,519	$6,421,567	$23,898,266	$21,604,323
Shared-based compensation	1,618,600	1,351,839	32,087	4,661,397	3,833,697
G&A excluding share-based compensation	6,521,171	5,786,680	6,389,480	19,236,869	17,770,626
Transaction costs - executed A&D	10	1,000	—	2,786	3,539
G&A excluding share-based compensation and transaction costs	$6,521,161	$5,785,680	$6,389,480	$19,234,083	$17,767,087

Calculation of Leverage Ratio

“Leverage” or the “Leverage Ratio” is calculated pursuant to the Company’s existing senior revolving credit facility and means as of any date, the ratio of (i) Consolidated Total Debt as of such date to (ii) Consolidated EBITDAX for the four consecutive fiscal quarters ending on or immediately prior to such date for which financial statements are required to have been delivered under the credit facility.

The Company defines “Consolidated Total Debt” in accordance with its existing senior revolving credit facility and means, as of any date, all Indebtedness of the Company on a consolidated basis as of such date, but excluding hedging obligations.

The Company defines “Indebtedness” in accordance with its existing senior revolving credit facility and generally means (i) all obligations of the Company for borrowed money, (ii) all obligations of the Company evidenced by notes or other similar instruments, (iii) all obligations of the Company in respect of the deferred purchase price of property or services, (iv) all obligations of the Company under any conditional sale relating to property acquired the Company, (v) all capital lease obligations of the Company, (vi) all obligations, contingent or otherwise, of the Company in respect of letters of credit or similar extensions of credit, (vii) all guarantees of the Company of the type of Indebtedness described in clauses (i) through (vi) above, (viii) all Indebtedness of a third party secured by any lien on property owned by the Company, whether or not such Indebtedness has been assumed by the Company, (ix) all off-balance sheet liabilities, (x) all hedging obligations and (xi) the undischarged balance of any production payment created by the Company or for the creation of which the Company directly or indirectly received payment.

The Company defines “Consolidated EBITDAX” in accordance with its existing senior revolving credit facility and means for any period an amount equal to the sum of (i) consolidated net income (loss) for such period plus (ii) to the extent deducted in determining consolidated net income for such period, and without duplication, (A) consolidated interest expense, (B) income tax expense determined on a consolidated basis, (C) depreciation, depletion and amortization determined on a consolidated basis, (D) exploration expenses determined on a consolidated basis, and (E) all other non-cash charges reasonably acceptable to the administrative agent, in each case for such period minus (iii) all noncash income added to consolidated net income (loss) for such period; provided that, for purposes of calculating compliance with the financial covenants under the credit facility, to the extent that during such period the Company has consummated an acquisition permitted by the credit facility or any sale, transfer or other disposition of any property or assets permitted by the credit facility, Consolidated EBITDAX will be calculated on a pro forma basis with respect to the property or assets acquired or disposed of.

The maximum permitted Leverage Ratio under the senior revolving credit facility is 3.00. The following tables show the leverage ratio calculations for the quarters ended September 30, 2025 and September 30, 2024.

	(Unaudited)
	Three Months Ended
	December 31,	March 31,	June 30,	September 30,	Last Four Quarters
	2024	2025	2025	2025
Consolidated EBITDAX Calculation:
Net Income (Loss)	$5,657,519	$9,110,738	$20,634,887	$(51,631,530)	$(16,228,386)
Plus: Consolidated interest expense	9,987,731	9,408,728	11,687,746	9,978,067	41,062,272
Plus: Income tax provision (benefit)	1,803,629	3,041,177	6,107,425	(12,800,947)	(1,848,716)
Plus: Depreciation, depletion and amortization	24,548,849	22,615,983	25,569,914	25,225,345	97,960,091
Plus: non-cash charges reasonably acceptable to Administrative Agent	8,994,957	2,392,703	(12,236,121)	77,063,418	76,214,957
Consolidated EBITDAX	$50,992,685	$46,569,329	$51,763,851	$47,834,353	$197,160,218
Plus: Pro Forma Acquired Consolidated EBITDAX	5,244,078	7,392,359	—	—	12,636,437
Less: Pro Forma Divested Consolidated EBITDAX	77,819	8,855	—	—	86,674
Pro Forma Consolidated EBITDAX	$56,314,582	$53,970,543	$51,763,851	$47,834,353	$209,883,329

Non-cash charges reasonably acceptable to Administrative Agent:
Asset retirement obligation accretion	$323,085	$326,549	$382,251	$390,563
Unrealized loss (gain) on derivative assets	6,999,552	375,196	(13,970,211)	2,141,925
Ceiling test impairment	—	—	—	72,912,330
Share-based compensation	1,672,320	1,690,958	1,351,839	1,618,600
Total non-cash charges reasonably acceptable to Administrative Agent	$8,994,957	$2,392,703	$(12,236,121)	$77,063,418

	As of
	September 30,	Corresponding
	2025	Leverage Ratio
Leverage Ratio Covenant:
Revolving line of credit	$428,000,000	2.04
Notes payable	1,001,829	—
Lime Rock deferred payment	10,000,000	0.05
Capital lease obligations	$1,275,826	0.01
Consolidated Total Debt	$440,277,655	2.10
Pro Forma Consolidated EBITDAX	209,883,329
Leverage Ratio	2.10
Maximum Allowed	≤ 3.00x

	(Unaudited)
	Three Months Ended
	December 31,	March 31,	June 30,	September 30,	Last Four Quarters
	2023	2024	2024	2024
Consolidated EBITDAX Calculation:
Net Income (Loss)	$50,896,479	$5,515,377	$22,418,994	$33,878,424	$112,709,274
Plus: Consolidated interest expense	11,506,908	11,420,400	10,801,194	10,610,539	44,339,041
Plus: Income tax provision (benefit)	7,862,930	1,728,886	6,820,485	10,087,954	26,500,255
Plus: Depreciation, depletion and amortization	24,556,654	23,792,450	24,699,421	25,662,123	98,710,648
Plus: non-cash charges acceptable to Administrative Agent	(29,695,076)	19,627,646	1,664,064	(26,228,108)	(34,631,474)
Consolidated EBITDAX	$65,127,895	$62,084,759	$66,404,158	$54,010,932	$247,627,744
Plus: Pro Forma Acquired Consolidated EBITDAX	—	—	—	—	—
Less: Pro Forma Divested Consolidated EBITDAX	24,832	(124,084)	(469,376)	(600,460)	(1,169,088)
Pro Forma Consolidated EBITDAX	$65,152,727	$61,960,675	$65,934,782	$53,410,472	$246,458,656

Non-cash charges acceptable to Administrative Agent:
Asset retirement obligation accretion	$351,786	$350,834	$352,184	$354,195
Unrealized loss (gain) on derivative assets	(32,505,544)	17,552,980	(765,898)	(26,614,390)
Ceiling test impairment	—	—	—	—
Share-based compensation	2,458,682	1,723,832	2,077,778	32,087
Total non-cash charges acceptable to Administrative Agent	$(29,695,076)	$19,627,646	$1,664,064	$(26,228,108)

	As of
	September 30,
	2024
Leverage Ratio Covenant:
Revolving line of credit	$392,000,000
Pro Forma Consolidated EBITDAX	246,458,656
Leverage Ratio	1.59
Maximum Allowed	≤ 3.00x

All-In Cash Operating Costs

The Company defines All-In Cash Operating Costs, a non-GAAP financial measure, as “all in cash” costs which includes lease operating expenses, G&A costs excluding share-based compensation, net interest expense (including interest income and expense, excluding amortization of deferred financing costs), workovers and other operating expenses, production taxes, ad valorem taxes, and gathering/transportation costs. Management believes that this metric provides useful additional information to investors to assess the Company’s operating costs in comparison to its peers, which may vary from company to company.

	(Unaudited for All Periods)
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2025	2025	2024	2025	2024
All-In Cash Operating Costs:
Lease operating expenses (including workovers)	$20,518,472	$20,245,981	$20,315,282	$60,442,005	$57,984,733
G&A excluding share-based compensation	6,521,171	5,786,680	6,389,480	19,236,869	17,770,626
Net interest expense (excluding amortization of deferred financing costs)	9,284,442	9,851,572	9,383,658	27,306,249	29,162,037
Operating lease expense	175,091	175,090	175,091	525,272	525,272
Oil and natural gas production taxes	3,670,987	3,832,607	4,203,851	11,088,049	12,259,418
Ad valorem taxes	2,446,565	1,648,647	2,164,562	5,627,320	5,647,469
Gathering, transportation and processing costs	126,569	133,809	102,420	463,990	376,103
All-in cash operating costs	$42,743,297	$41,674,386	$42,734,344	$124,689,754	$123,725,658

Boe	1,912,611	1,937,850	1,849,934	5,505,721	5,382,561

All-in cash operating costs per Boe	$22.35	$21.51	$23.10	$22.65	$22.99

Cash Operating Margin

The Company defines Cash Operating Margin, a non-GAAP financial measure, as realized revenues per Boe less all-in cash operating costs per Boe. Management believes that this metric provides useful additional information to investors to assess the Company’s operating margins in comparison to its peers, which may vary from company to company.

	(Unaudited for All Periods)
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2025	2025	2024	2025	2024
Cash Operating Margin
Realized revenues per Boe	$41.10	$42.63	$48.24	$43.64	$52.56
All-in cash operating costs per Boe	22.35	21.51	23.10	22.65	22.99
Cash Operating Margin per Boe	$18.75	$21.12	$25.14	$20.99	$29.57